UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 28, 2007

First Financial Northwest, Inc.
 (Exact name of registrant as specified in its charter)

Washington	000-33652	26-0610707
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

201 Wells Avenue South
Renton, Washington 98057
(Address of principal executive offices and zip code)

(425) 255-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))

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Item 2.06 Material Impairments

On November 28, 2007, First Financial Northwest, Inc. ("Company"), the holding company for First Savings Bank Northwest ("Bank"), announced that the Bank had determined that there had been an adverse development with respect to certain loans in the Bank's residential construction loan portfolio. As a result, the Company increased its provision for loan losses related to these loans by $4.5 million in the month of December 2007. The additional provision will result in a decrease in the Company's earnings of $4.5 million, or $2.97 million on an after tax basis, for the quarter and fiscal year ended December 31, 2007. The charge is expected to have a $0.20 per diluted share impact on earnings ($0.13 per diluted share on an after tax basis).

For further information see the Company's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)         Departure of Certain Officers

On November 28, 2007, the Company announced that John P. Mills, the President of Executive House, Inc. ("Executive House"), a subsidiary of the Bank, will retire effective December 1, 2007. Executive House will remain a subsidiary of the Bank until it is merged into the Bank effective January 1, 2008. David G. Kroeger, the current Executive Vice President of Executive House, will assume Mr. Mills' responsibilities until the merger is consummated and thereafter will serve as an Executive Vice President of the Bank in charge of commercial and construction lending.

Item 9.01 Financial Statements and Exhibits

            (c)           Exhibits

            99.1         Press Release dated November 28, 2007

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: November 28, 2007	By:/s/Victor Karpiak
Victor Karpiak
President, Chief Executive Officer and
Chief Financial Officer

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Exhibit 99.1

Press Release dated November 28, 2007

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For more information, contact:
Victor Karpiak: (425) 255-4400

FIRST FINANCIAL NORTHWEST, INC. REPORTS
INCREASE IN PROVISION FOR LOAN LOSSES

Renton, Washington - November 28, 2007- First Financial Northwest, Inc. (the "Company") (NASDAQ GSM: FFNW), the holding company for First Savings Bank Northwest ("Bank"), announced today it would increase its provision for loan losses by $4.5 million for the quarter ended December 31, 2007, in connection with certain residential construction loans originated by the Bank's subsidiary, Executive House, Inc., to a real estate developer for projects secured by real estate located in King, Pierce and Thurston counties, Washington. This is an entry level builder whose sales have been impacted by the current credit tightening as the purchasers typically have lower credit scores and a minimal amount of equity in the property. In connection with its review, the Bank has concerns about this borrower's ability to repay the loans in accordance with terms and conditions, due to declining sales and continuing high overhead costs, as well as cash flow challenges. The loans are secured by first trust deeds on residential real estate and the Bank has classified the aggregate credit relationship as substandard. As a result of the increase in the provision for loan losses, the Company's earnings for the quarter ended December 31, 2007 will be reduced by $4.5 million or $2.97 million on an after tax basis for the quarter. The charge is expected to have a $0.20 per diluted share impact on earnings ($0.13 per diluted share on an after tax basis).

At October 31, 2007, the developer had 90 loans from the Bank for a total of $37.3 million, which includes 19 amortizing loans that the developer maintains as rentals or lease option sales.  These 19 amortizing loans represent $4.5 million of the total Bank's relationship with this developer.  In addition, the developer has 24 construction loans for $10.4 million in Pierce County, 46 construction loans for $17.6 million in King County and one construction loan in Thurston County for $4.8 million. All of the properties securing these loans are single family homes and typically have an average price ranging from $300,000 to $400,000. The developer has experienced a slowdown in home sales as a result of tightening credit markets, which has a greater impact on entry level borrowers.

The Company also announced that the President of Executive House, Inc., John P. Mills, will retire effective December 1, 2007. Executive House will remain a subsidiary of the Bank until it is merged into the Bank effective January 1, 2008. David G. Kroeger, the current Executive Vice President of Executive House, will assume Mr. Mills' responsibilities until the merger is consummated and thereafter will serve as an Executive Vice President of the Bank in charge of commercial and construction lending.

Victor Karpiak, the Company's Chairman and Chief Executive officer, stated, "To date we have not seen any other similar weaknesses in any of our other loans to developers and we remain confident in the underlying economic strength of the region. Our primary market area of King County continues to experience stable home prices because of its

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proximity to major employment centers in and around Seattle. The action taken by the Bank is a proactive approach to recognize a potential credit issue isolated to one builder who experienced a substantial slow down in sales impacting his ability to continue normal operations."

About the Company

First Financial Northwest, Inc. is a Washington corporation headquartered in Renton, Washington. It is the parent company of First Savings Bank Northwest, a Washington chartered stock savings bank that was originally organized in 1923. The Company serves the Puget Sound Region of Washington that includes King, Snohomish and Pierce Counties, through its full-service banking office. For additional information about the Company and the Bank, please visit the website at www.fsbrenton.com and click on the "Investor Relations" section.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for construction/land development, residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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